EXHIBIT 10.4

Execution Copy

ISDA®

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of September 22, 2005 among:

WACHOVIA BANK, NATIONAL ASSOCIATION (the “Remaining Party”),

NOVASTAR MORTGAGE, INC. (the “Transferor”)

AND

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2005-3 (the “Transferee”).

The Transferor and the Remaining Party have entered into one or more Transactions (each an “Old Transaction”), each evidenced by a Confirmation (an “Old Confirmation”) attached hereto as Exhibit I-A and I-B and subject to a 1992 ISDA Master Agreement dated as of September 15, 2003 (the “Old Agreement”).

The Remaining Party and the Transferee are simultaneously entering into a 1992 ISDA Master Agreement dated as of the date hereof in the form attached hereto as Exhibit II (the “New Agreement”) relative to the New Transactions (defined below).

With effect from and including September 22, 2005 (the “Novation Date”) the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the exception of the Excluded Rights and Obligations referred to below with the effect that the Remaining Party and the Transferee will enter into a new transaction (each a “New Transaction” and, collectively, the “New Transactions”) between them having terms identical to those of each applicable Old Transaction, subject to the same exceptions and as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to each of the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows: —

1.	Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc. (the “1992 ISDA Master Agreement”) are used herein as so defined, unless otherwise provided herein. For purposes of this Novation Agreement, “Excluded Rights and Obligations” means all obligations of each of the Transferor and the Remaining Party to Transfer (as defined in the Credit Support Annex to the Old Agreement) Eligible Collateral (as so defined) in respect of the Old Transactions and all related rights of the Remaining Party and the Transferor under the Old Agreement.

2.	Transfer, Release, Discharge and Undertakings.

Subject to the execution and delivery of the New Agreement by each of the parties thereto to the other, with effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)	on the Novation Date, subject to Section 2(d) of this Novation Agreement, the Transferor hereby transfers all of its rights, liabilities, duties and obligations, with the exception of the Excluded Rights and Obligations, relative to, and in connection with the Old Transaction to NovaStar Mortgage Supplemental Interest Trust, Series 2005-3;

(b)	subject to Section 2(d) of this Novation Agreement, the Remaining Party and the Transferor are each hereby released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(c)	in respect of each New Transaction, the Remaining Party and the Transferee each hereby undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for the Excluded Rights and Obligations and any other rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date);

(d)	each New Transaction shall be governed by, form part of, and be subject to the New Agreement and the relevant Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee), and the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be their offices at their addresses for notices provided for in the New Agreement; and

(e)	on the Novation Date, the Remaining Party shall transfer any and all of the Posted Collateral (as defined in the Credit Support Annex to the Old Agreement) held by it in respect of the Old Transactions to the account or accounts of the Transferor identified by it by notice given to the Remaining Party as provided in the Old Agreement, and the Transferor shall transfer all Posted Collateral held by it in respect of the Old Transactions to the account or accounts of the Remaining Party identified by it by notice given to the Transferor as provided in the Old Agreement, in each case together with all Interest Amount and Distributions thereon (as so defined). The Remaining Party’s or the Transferor’s failure to effect these transfers will continue to constitute Potential Events of Default and may constitute Events of Default under the Old Agreement notwithstanding the transfer by novation contemplated herein.

3.	Representations and Warranties.

(a)	On the date of this Novation Agreement:

(i)	Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to “this Agreement” or “any Credit Support Document” being deemed references to this Novation Agreement alone.

(ii)	The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)	Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)	it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

(B)	without prejudice to the obligations of the Remaining Party and the Transferor referred to in Section 2(d) of this Novation Agreement, as of the Novation Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed before the Novation Date have been fulfilled.

(iv)	Each party represents to each of the other parties: —

(A)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Novation Agreement and as to whether this Novation Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other parties as investment advice or as a recommendation to enter into this Novation Agreement; it being understood that information and explanations related to the terms and conditions of this Novation Agreement shall not be considered investment advice or a recommendation to enter into this Novation Agreement. No communication (written or oral) received from any of the other parties shall be deemed to be an assurance or guarantee as to the expected results of this Novation Agreement;

(B)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Novation Agreement. It is also capable of assuming, and assumes, the risks of this Novation Agreement; and

(C)	Status of Parties. None of the other parties is acting as a fiduciary for or an adviser to it in respect of this Novation Agreement.

(b)	The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded; provided, however, that nothing in the foregoing shall be construed to relieve the Transferor from any liability it may have for any of its representations, warranties or obligations as the servicer or otherwise under the Pooling and Servicing Agreement among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., Wachovia Bank, National Association, and JPMorgan Chase Bank, National Association dated as of September 1, 2005 (the “Pooling and Servicing Agreement”).

4.	Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.	Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.	Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7.	(a) Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (other than Section 5-1401 of the New York General Obligations Law).

(b)	Jurisdiction.

The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to “this Agreement” being deemed references to this Novation Agreement alone.

(c)	Not Acting in Individual Capacity.

JPMorgan Chase Bank, National Association is signing this Novation Agreement solely in its capacity as Trustee under the Pooling and Servicing Agreement and not in its individual capacity, and all persons having any claim against the Trustee by reason of the Transactions contemplated by this Novation Agreement shall look only to the assets of NovaStar Mortgage Supplemental Interest Trust, Series 2005-3 (subject to the availability of funds therefor in accordance with the Flow of Funds as set forth in Article IV of the Pooling and Servicing Agreement) for payment or satisfaction thereof unless due to the Trustee’s own negligent action, negligent failure to act, or willful misconduct, provided that:

(i)	this Section 7(c) does not limit the effect of paragraph (a) of Section 8.01 of the Pooling and Servicing Agreement,

(ii)	the Trustee shall not be liable for any error of judgment made in good faith by its Responsible Officer (as defined in the Pooling and Servicing Agreement) unless it is proved that the Trustee was negligent in ascertaining the pertinent facts, and

(iii)	the Trustee shall not be liable with respect to any action it take or omits to take in good faith in accordance with a direction received by it from the Majority Certificateholders (as defined in the Pooling and Servicing Agreement).

The foregoing may not be construed to give to Majority Certificateholders any rights under this Novation Agreement.

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

WACHOVIA BANK, NATIONAL ASSOCIATION	NOVASTAR MORTGAGE, INC.

By:	By:
Name:	Name:	David L. Farris
Title:	Title:	Vice President
Date:	Date:

NOVASTAR MORTGAGE SUPPLEMENTAL

INTEREST TRUST, SERIES 2005-3

By: JPMorgan Chase Bank, National Association,

as Trustee under the Pooling and Servicing Agreement,

acting not in its individual capacity, but solely in its

capacity as Trustee to NovaStar Mortgage

Supplemental Interest Trust, Series 2005-3

By:
Name:
Title:
Date:

Exhibit I-A

[Old Swap Confirmations attached behind this page]

SWAP TRANSACTION CONFIRMATION

Date:	May 12, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300
Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1142024

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 80,000,000.00
Term:
Trade Date:	April 19, 2005
Effective Date:	April 25, 2005
Termination Date:	April 25, 2007 in respect of Floating Amounts, subject to adjustment in accordance with the Modified Following Business Day Convention. April 25, 2007 in respect of Fixed Amounts

Fixed Amounts:

Fixed Rate Payer:	Counterparty
Period End Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following

Wachovia: 1142024

1/3

Business Day:	New York
Fixed Rate:	3.87%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Wachovia
Period End Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Payment Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial	3.02%
Calculation Period:
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count	Actual/360
Fraction:
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1142024)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429
Documentation:
Tel: (704) 383-4599
Fax: (704) 383-9139
Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions.
Wachovia will make no payments until written payment instructions are received.
Phone: 1-800-249-3865 Fax: 1-704-383-8429

Wachovia: 1142024

2/3

Additional Terms

For purposes of the Credit Support Annex to the ISDA Master Agreement dated as of September 15, 2003 between Wachovia and Counterparty, the “Independent Amount” for this Transaction is $400,000.00.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours,
Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President
Ref. No. 1142024

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Wachovia: 1142024

3/3

SWAP TRANSACTION CONFIRMATION

Date:	April 20, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300
Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1128030

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 20,000,000.00
Term:
Trade Date:	April 19, 2005
Effective Date:	April 25, 2005
Termination Date:	April 25, 2008 in respect of Floating Amounts, subject to adjustment in accordance with the Modified Following Business Day Convention. April 25, 2008 in respect of Fixed Amounts

Fixed Amounts:

Fixed Rate Payer:	Counterparty
Period End Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following

Wachovia: 1128030

1/3

Business Day:	New York
Fixed Rate:	4.048%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Wachovia
Period End Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Payment Dates:	Monthly on the 25th of each month commencing May 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial	Determined two London Banking Days prior to the Effective Date
Calculation Period:
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count	Actual/360
Fraction:
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1128030)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429
Documentation:
Tel: (704) 383-4599
Fax: (704) 383-9139
Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions.
Wachovia will make no payments until written payment instructions are received.
Phone: 1-800-249-3865 Fax: 1-704-383-8429

Wachovia: 1128030

2/3

Additional Terms

For purposes of the Credit Support Annex to the ISDA Master Agreement dated as of September 15, 2003 between Wachovia and Counterparty, the “Independent Amount” for this Transaction is $100,000.00.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours, Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1128030

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Wachovia: 1128030

3/3

SWAP TRANSACTION CONFIRMATION

Date:	July 08, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300
Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1176650

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 50,000,000.00
Term:
Trade Date:	July 06, 2005
Effective Date:	July 25, 2005
Termination Date:	July 25, 2007 in respect of Floating Amounts, subject to adjustment in accordance with the Modified Following Business Day Convention. July 25, 2007 in respect of Fixed Amounts
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following

Wachovia: 1176650

1/3

Business Day:	New York
Fixed Rate:	4.11%
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:

Floating Rate Payer:	Wachovia
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial	Determined two London Banking Days prior to the Effective Date
Calculation Period:
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count	Actual/360
Fraction:
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A. CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1176650) Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets: 1-800-249-3865 1-704-383-8429
Documentation: Tel: (704) 383–4599 Fax: (704) 383–9139
Payments to Counterparty:

Collateral:

Tel: (704) 383-9529

Please quote transaction reference number.

Please provide written payment instructions.

Wachovia will make no payments until written payment instructions are received.

Phone: 1-800-249-3865 Fax: 1-704-383-8429

Wachovia: 1176650

2/3

Additional Terms

For purposes of the Credit Support Annex to the ISDA Master Agreement dated as of September 15, 2003 between Wachovia and Counterparty, the “Independent Amount” for this Transaction is $250,000.00.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours, Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1176650

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Wachovia: 1176650

3/3

SWAP TRANSACTION CONFIRMATION

Date:	July 08, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300 Kansas City MO 64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1177674

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 80,000,000.00
Term:
Trade Date:	July 07, 2005
Effective Date:	July 25, 2005
Termination Date:	July 25, 2007 in respect of Floating Amounts, subject to adjustment in accordance with the Modified Following Business Day Convention. July 25, 2007 in respect of Fixed Amounts

Fixed Amounts:

Fixed Rate Payer:	Counterparty
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following

Wachovia: 1177674

1/3

Business Day:	New York
Fixed Rate:	4.018%
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:

Floating Rate Payer:	Wachovia
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial	Determined two London Banking Days prior to the Effective Date
Calculation Period:
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count	Actual/360
Fraction:
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1177674)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429
Documentation:
Tel: (704) 383-4599
Fax: (704) 383-9139
Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions.
Wachovia will make no payments until
written payment instructions are received.
Phone: 1-800-249-3865 Fax: 1-704-383-8429

Wachovia: 1177674

2/3

Additional Terms

For purposes of the Credit Support Annex to the ISDA Master Agreement dated as of September 15, 2003 between Wachovia and Counterparty, the “Independent Amount” for this Transaction is $400,000.00.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours, Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1177674

Accepted and Confirmed as of date first written above:
Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Wachovia: 1177674

3/3

SWAP TRANSACTION CONFIRMATION

Date:	July 08, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300 Kansas City MO 64114 USA
Fax:	816-237-7515
Attention: From:	Jeremy Messerly Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1176651

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 20,000,000.00
Term:
Trade Date:	July 07, 2005
Effective Date:	July 25, 2005
Termination Date:	July 25, 2008 in respect of Floating Amounts, subject to adjustment in accordance with the Modified Following Business Day Convention.
July 25, 2008 in respect of Fixed Amounts

Fixed Amounts:
Fixed Rate Payer:	Counterparty
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date; No Adjustment
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following

Wachovia: 1176651

1/3

Business Day:	New York
Fixed Rate:	4.084%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Wachovia
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial	Determined two London Banking Days prior to the Effective Date
Calculation Period:
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count	Actual/360
Fraction:
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent: Payment Instructions:	As per the Master Agreement Wachovia Bank, N.A. CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1176651) Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1 704 383 8429
Documentation:
Tel: (704) 383-4599 Fax: (704) 383-9139
Collateral:
Tel: (704) 383-9529 Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions. Wachovia will make no payments until written payment instructions are received. Phone: l-800-249-3865 Fax: 1-704-383-8429

Wachovia: 1176651

2/3

Additional Terms

For purposes of the Credit Support Annex to the ISDA Master Agreement dated as of September 15, 2003 between Wachovia and Counterparty, the “Independent Amount” for this Transaction is $100,000.00.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours,
Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1176651

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Wachovia: 1176651

3/3

SWAP TRANSACTION CONFIRMATION

Date:	July 15, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300 Kansas City MO 64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1184129

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 80,000,000.00
Term:
Trade Date:	July 14, 2005
Effective Date:	July 25, 2005.
Termination Date:	July 25, 2007 in respect of Floating Amounts, subject to adjustment in accordance with the Modified Following Business Day Convention. July 25, 2007 in respect of Fixed Amounts
Fixed Amounts:

Fixed Rate Payer:	Counterparty
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date: No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Fixed Rate:	4.1525%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Wachovia
Period End Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Payment Dates:	Monthly on the 25th of each month commencing August 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1184129)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429
Documentation:
Tel: (704) 383-4599
Fax: (704) 383-9139
Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions.
Wachovia will make no payments until written payment instructions are received.
Phone: 1-800-249-3865 Fax: 1-704-383-8429

Additional Provision:

For purposes of the Credit Support Annex to the ISDA Master Agreement dated as of September 15, 2003 between Wachovia and Counterparty, the “Independent Amount” for this Transaction is 0.5% of the notional.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours,
Wachovia Bank, N.A.

By:	/s/ Mark P. Silke
Name:	Mark P. Silke
Title:	Assistant Vice President

Ref. No. 1184129

Accepted and Confirmed as of date first written above:
Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Exhibit I-B

[Old Cap Confirmations attached behind this page]

AMENDED AND RESTATED

RATE CAP TRANSACTION CONFIRMATION

Date:	September 16, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300 Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank. N.A. (“Wachovia”)
Ref. No:	1114413,1114415

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 lSDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This Confirmation amends, restates and replaces any prior Confirmation for this Transaction.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15,2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

I . The terms of the particular Transaction to which the Confirmation relates are as follows:
Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 8,000,000.00
Term:
Trade Date:	May 05, 2005
Effective Date:	May 25, 2005
Termination Date:	May 23, 2007, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Counterparty
Fixed Amount:	For a Calculation Period, the product of (i) Notional Amount (ii) Fixed Rate (iii) Fixed Rate Day Count Fraction and (iv) 10.
Period End Dates:	Monthly on the 25th of each month commencing June 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing June 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Fixed Rate:	0.328%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:
Floating Rate Payer:	Wachovia
Floating Amount:	The amounts calculated shall be multiplied by 10 for each Calculation Period and the resulting product shall be the actual Floating Amount, respectively, with respect to each Calculation Period, payable by Wachovia.
Cap Rate:	3.95%
Payment Dates:	Monthly on the 25th of each month commencing June 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial
Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day
Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding Convention:	5 decimal places per the ISDA Definitions.
2. The additional provisions of this Confirmation are as follows:
Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1114413, 1114415)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429
Documentation:
Tel: (704) 383-4599
Fax: (704)383-9139
Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions.
Wachovia will make no payments until written payment instructions are received.
Phone: 1-800-249-3865 Fax: 1-704-383-8429

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours, Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1114413, 1114415

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

AMENDED AND RESTATED

RATE CAP TRANSACTION CONFIRMATION

Date:	September 16, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300
Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1141251, 1141253

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This Confirmation amends, restates and replaces any prior Confirmation for this Transaction.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 8,000,000.00
Term:
Trade Date:	June 14, 2005
Effective Date:	June 27, 2005
Termination Date:	June 25, 2007, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amount:

Fixed Rate Payer:	Counterparty
Fixed Amount:	For a Calculation Period, the product of (i) Notional Amount (ii) Fixed Rate (iii) Fixed Rate Day Count Fraction and (iv) 10.
Period End Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Fixed Rate:	0.295%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:
Floating Rate Payer:	Wachovia
Floating Amount:	The amounts calculated shall be multiplied by 10 for each Calculation Period and the resulting product shall be the actual Floating Amount, respectively, with respect to each Calculation Period, payable by Wachovia.
Cap Rate:	4.05%
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding Convention:	5 decimal places per the ISDA Definitions.
2. The additional provisions of this Confirmation are as follows:
Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A. CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1141251, 1141253)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865 1-704-383-8429
Documentation: Tel: (704) 383-4599 Fax: (704) 383-9139
Collateral: Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions. Wachovia will make no payments until written payment instructions are received. Phone: 1-800-249-3865 Fax: 1-704-383-8429

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours,
Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1141251

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

AMENDED AND RESTATED

RATE CAP TRANSACTION CONFIRMATION

Date:	September 16, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300
Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1141252,1141254

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This Confirmation amends, restates and replaces any prior Confirmation for this Transaction.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 2,000,000.00
Term:
Trade Date:	June 14, 2005
Effective Date:	June 27, 2005
Termination Date:	June 25, 2008, subject to adjustment in accordance with the Modified
Following Business Day Convention.
Fixed Amount:
Fixed Rate Payer:	Counterparty
Fixed Amount:	For a Calculation Period, the product of (i) Notional Amount (ii) Fixed Rate
(iii) Fixed Rate Day Count Fraction and (iv) 10.
Period End Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date: No Adjustment
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Fixed Rate	0.398%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:
Floating Rate Payer:	Wachovia
Floating Amount:	The amounts calculated shall be multiplied by 10 for each Calculation Period and the resulting product shall be the actual Floating Amount, respectively, with respect to each Calculation Period, payable by Wachovia.
Cap Rate:	4.15%
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding Convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:
Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A. CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1141252, 1141254) Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets: 1-800-249-3865 1-704-383-8429
Documentation: Tel: (704) 383-4599 Fax: (704) 383-9139
Collateral: Tel: (704) 383-9529
Payments to Counterparty:

Please quote transaction reference number.

Please provide written payment instructions.

Wachovia will make no payments until written payment instructions are received.

Phone: 1-800-249-3865 Fax: 1-704-383-8429

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours,
Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1141252 1141254

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

AMENDED AND RESTATED

RATE CAP TRANSACTION CONFIRMATION

Date:	September 16, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300
Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1165863, 1165865

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This Confirmation amends, restates and replaces any prior Confirmation for this Transaction.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 8,000,000.00
Term:
Trade Date:	June 17, 2005
Effective Date:	June 27, 2005
Termination Date:	June 25, 2007, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amount:

Fixed Rate Payer:	Counterparty
Fixed Amount:	For a Calculation Period, the product of (i) Notional Amount (ii) Fixed Rate (iii) Fixed Rate Day Count Fraction and (iv) 10.
Period End Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Fixed Rate:	0.287%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:
Floating Rate Payer:	Wachovia
Floating Amount:	The amounts calculated shall be multiplied by 10 for each Calculation Period and the resulting product shall be the actual Floating Amount, respectively, with respect to each Calculation Period, payable by Wachovia.
Cap Rate:	4.05%
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial
Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day
Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding Convention:	5 decimal places per the ISDA Definitions.
2. The additional provisions of this Confirmation are as follows:
Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A. CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1165863, 1165865) Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets: 1-800-249-3865 1-704-383-8429
Documentation:
Tel: (704) 383-4599
Fax: (704) 383-9139
Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions. Wachovia will make no payments until written payment instructions are received. Phone: 1-800-249-3865 Fax: 1-704-383-8429

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours, Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1165863,1165865

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

AMENDED AND RESTATED

RATE CAP TRANSACTION CONFIRMATION

Date:	September 16, 2005
To:	Novastar Mortgage, Inc. (“Counterparty”)
Address:	8140 Ward Parkway, Suite 300
Kansas City MO
64114 USA
Fax:	816-237-7515
Attention:	Jeremy Messerly
From:	Wachovia Bank, N.A. (“Wachovia”)
Ref. No:	1165864, 1165866

Dear Jeremy Messerly:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This Confirmation amends, restates and replaces any prior Confirmation for this Transaction.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of September 15, 2003, as amended and supplemented from time to time (the “ISDA Master Agreement”). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:
Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:	USD 2,000,000.00
Term:
Trade Date:	June 17, 2005
Effective Date:	June 27, 2005
Termination Date:	June 25, 2008, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amounts:

Fixed Rate Payer:	Counterparty
Fixed Amount:	For a Calculation Period, the product of (i) Notional Amount (ii) Fixed Rate (iii) Fixed Rate Day Count Fraction and (iv) 10.
Period End Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date; No Adjustment.
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Fixed Rate:	0.38%
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:
Floating Rate Payer:	Wachovia
Floating Amount:	The amounts calculated shall be multiplied by 10 for each Calculation Period and the resulting product shall be the actual Floating Amount, respectively, with respect to each Calculation Period, payable by Wachovia.
Cap Rate:	4.15%
Payment Dates:	Monthly on the 25th of each month commencing July 25, 2005, through and including the Termination Date
Business Day Convention:	Modified Following
Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding Convention:	5 decimal places per the ISDA Definitions.
2. The additional provisions of this Confirmation are as follows:
Calculation Agent:	As per the Master Agreement
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1165864, 1165866 ) Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets: 1-800-249-3865 1-704-383-8429

Documentation: Tel: (704) 383-4599 Fax: (704) 383-9139

Collateral: Tel: (704) 383-9529 Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions. Wachovia will make no payments until written payment instructions are received. Phone: 1-800-249-3865 Fax: 1-704-383-8429

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Very truly yours, Wachovia Bank, N.A.

By:	/s/ James L. Collins
Name:	James L. Collins
Title:	Vice President

Ref. No. 1165864, 1165866

Accepted and Confirmed as of date first written above: Novastar Mortgage, Inc.

By:	/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Exhibit II

[Form of New Agreement attached behind this page]